                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 22, 2008

                        MERIDIAN INTERSTATE BANCORP, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

         MASSACHUSETTS                   001-33898             20-4652200
         -------------                   ---------             ----------
(State or other jurisdiction of         (Commission          (IRS Employer
        incorporation)                  File Number)        Identification No.)

10 MERIDIAN STREET, EAST BOSTON, MASSACHUSETTS                      02128
----------------------------------------------                    ---------
 (Address of principal executive offices)                         (Zip Code)

                                 (617) 567-1500
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES.
              ---------------------------------------

         On January 22, 2008, Meridian Interstate Bancorp, Inc. (the "Company"), completed its initial public offering. In connection with the public offering, the Company issued 12,650,000 shares of unregistered common stock, or 55.0% of the Company's outstanding shares of common stock, to Meridian Financial Services, Incorporated ("the MHC"). The Company received from the MHC 100 shares of its common stock, representing 100% of its outstanding common stock, par value $1.00 per share, in exchange for the common stock of the Company. The shares issued to the MHC were issued pursuant to the exemption from registration set forth under Section 4(2) of the Securities Act of 1933, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MERIDIAN INTERSTATE BANCORP, INC.


Date: January 24, 2008              By: /s/ Leonard V. Siuda
                                        --------------------------------------
                                        Chief Financial Officer and Treasurer